SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       July  1, 2000
                                                  ----------------------

                                NBT Bancorp Inc.
------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-14703            16-1268674
------------------------------------------------------------------------
   (State or Other Jurisdiction   (Commission         (IRS Employer
         of Incorporation)        File Number)   Identification Number)


   52 South Broad Street, Norwich, New York               13815
------------------------------------------------------------------------
(Address of Principal Executive Office)                 (Zip Code)

Registrant's telephone number, including area code     607/337-2265
                                                   ---------------------
                                       N/A
------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) The (i) consolidated audited balance sheets of Pioneer American as of December 31, 1999 and 1998 and (ii) consolidated statements of income and cash flows of Pioneer American for the fiscal years ended December 31, 1999, 1998 and 1997 have been filed with the SEC as part of Pioneer American's Annual Report on Form 10-K, filed March 13, 2000 (File No. 0-14506), and are incorporated by reference. The (iii) unaudited consolidated balance sheet of Pioneer American as of March 31, 2000 and (iv) unaudited consolidated statements of income and cash flows of Pioneer American for the three months ended March 31, 2000 and 1999 have been filed with the SEC as part of Pioneer American's Quarterly Report on Form 10-Q, filed May 10, 2000 (File No. 0-14506), and are incorporated herein by reference.

         The (i) consolidated audited balance sheets of BSB Bancorp, Inc. as of December 31, 1999 and 1998 and (ii) consolidated statements of income and cash flows of BSB Bancorp for the fiscal years ended December 31, 1999, 1998 and 1997 have been filed with the SEC as part of BSB Bancorp's Annual Report on Form 10-K, filed March 30, 2000 (File No. 0-17177), and are incorporated by reference. The (iii) unaudited consolidated balance sheet of BSB Bancorp as of March 31, 2000 and (iv) unaudited consolidated statements of income and cash flows of BSB Bancorp for the three months ended March 31, 2000 and 1999 have been filed with the SEC as part of BSB Bancorp's Quarterly Report on Form 10-Q, filed May 15, 2000 (File No. 0-17177), and are incorporated herein by reference.

         (b) Pro Forma Financial Information. The (i) pro forma combined condensed statements of income of NBT, Pioneer American and BSB Bancorp for the three months ended March 31, 2000 and 1999, and the years ended December 31, 1999, 1998 and 1997; and (ii) pro forma combined condensed balance sheet of NBT, Pioneer American and BSB Bancorp as of March 31, 2000.

         (c) Exhibits.


         The  following   exhibits  are  filed  with  this  Current   Report  or
incorporated by reference into this Current Report on Form 8-K:

Exhibit
Number            Description
------            -----------

23.1              Consent of KPMG LLP

23.2              Consent of PricewaterhouseCoopers LLP

99.1 Consolidated audited balance sheets of Pioneer American as of December 31, 1999 and 1998 and consolidated statements of income and cash flows of Pioneer American for the fiscal years ended December 31, 1999, 1998 and 1997 (incorporated by reference to Pioneer American's Annual Report on Form 10-K, filed March 13, 2000, File No. 0-14506).

99.2 Unaudited consolidated balance sheet of Pioneer American as of March 31, 2000 and unaudited consolidated statements of income and cash flows of Pioneer American for the three months ended March 31, 2000 and 1999 (incorporated by reference to Pioneer American's Quarterly Report on Form 10-Q, filed May 10, 2000, File No. 0- 14506).

99.3 Consolidated audited balance sheets of BSB Bancorp as of December 31, 1999 and 1998 and consolidated statements of income and cash flows of BSB Bancorp for the fiscal years ended December 31, 1999, 1998 and 1997 (incorporated by reference to BSB Bancorp's Annual Report on Form 10-K, filed March 30, 2000, File No. 0- 17177).

99.4 Unaudited consolidated balance sheet of BSB Bancorp as of March 31, 2000 and unaudited consolidated statements of income and cash flows of BSB Bancorp for the three months ended March 31, 2000 and 1999 (incorporated by reference to BSB Bancorp's Quarterly Report on Form 10-Q, filed May 15, 2000, File No. 0-17177).

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined balance sheet presents the financial position of NBT Bancorp Inc. (NBT), Pioneer American Holding Company Corp (Pioneer American), and BSB Bancorp, Inc. (BSB) as of March 31, 2000 assuming that both mergers had occurred as of March 31, 2000 after giving effect to certain pro forma adjustments described in the accompanying notes. The following unaudited pro forma condensed combined statements of income for the three months ended March 31, 2000 and 1999, and the years ended December 31, 1999, 1998, and 1997 present the combined historical results of operations of NBT, Pioneer American, and BSB as if the mergers had been completed as of the first day of the period presented. The historical financial information of NBT has been restated to include the effects of the merger with Lake Ariel Bancop, Inc. (Lake Ariel), which was completed on February 17, 2000 and has been accounted for as a pooling of interests. Pro forma earnings per share are based on the exchange ratios of 1.805 and 2.0 for the Pioneer American and BSB mergers, respectively. The fiscal years of NBT, Pioneer American, and BSB end December 31. The unaudited pro forma condensed combined balance sheet reflects estimated non-recurring charges that may be incurred in connection with the mergers.

The unaudited pro forma condensed combined financial statements were prepared giving effect to the mergers on the pooling of interests accounting method. Under this method of accounting, the recorded assets, liabilities, stockholders' equity, income and expense of NBT, Pioneer American, and BSB are combined and reflected at their historical amounts, except as noted in the accompanying notes.

The combined company expects to achieve certain merger benefits in the form of operating expense reductions and revenue enhancements. The unaudited pro forma condensed combined statements of income do not reflect potential operating expense reductions or revenue enhancements that are expected to result from the mergers, and therefore may not be indicative of the results of future operations. No assurance can be given with respect to the ultimate level of operating expense reductions or revenue enhancements.

The unaudited pro forma condensed combined financial statements should be read in conjunction with, and are qualified in their entirety by, the historical consolidated financial statements and accompanying notes of NBT, Pioneer American, and BSB and the supplemental consolidated financial statements and accompanying notes of NBT, which have been restated to include the effects of the Lake Ariel merger. These supplemental financial statements were included in Current Report on Form 8-K, dated March 31, 2000 and filed with the SEC. The following historical financial information of Pioneer American and BSB has been derived from the respective companies' interim consolidated financial statements as of March 31, 2000 and for the three months ended March 31, 2000 and 1999 which are included in the respective companies Form 10-Q for the three months ended March 31, 2000 and are incorporated by reference herein, and their respective consolidated financial statements and accompanying notes as of December 31, 1999 and 1998 and for each of the years in the three year period ended December 31, 1999, which were included in the respective companies' Form 10-K for the year ended December 31, 1999 and incorporated by reference herein. The unaudited pro forma condensed combined financial statements are presented for informational purposes only. These statements are not necessarily indicative of the combined financial position and results of operations that would have occurred if the mergers had been completed on March 31, 2000 or at the beginning of the respective periods presented or that may be attained in the future.

Unaudited Pro Forma Condensed Combined Balance Sheet
March 31, 2000
(in thousands)


                                                                                        Pioneer American
                                                                         NBT                Holding             Pro Forma
                                                                    Bancorp Inc.         Company Corp.         Adjustments
                                                                    ------------         -------------         -----------
ASSETS
Cash and cash equivalents                                             $ 60,823              $ 13,216               --
Securities available for sale, at fair value                           497,528               105,239               --
Securities held to maturity (fair value-NBT Bancorp Inc.
  $75,808, BSB Bancorp, Inc. $13,208, and Pioneer
   American Holding Company Corp. $34,560)                              78,772                35,746               --
Loans                                                                1,295,651               245,147
Less:   Allowance for loan losses                                       17,543                 3,145               --
-------------------------------------------------------------------------------------------------------------------------------
   Net loans                                                         1,278,108               242,002               --
Premises and equipment, net                                             40,292                 5,910               --
Other assets                                                            73,583                13,615            1,300
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                       $ 2,029,106             $ 415,728          $ 1,300
===============================================================================================================================


                                                                  NBT
                                                            Pioneer American
                                                                Combined               BSB             Pro Forma       Combined
                                                               Pro Forma          Bancorp, Inc.       Adjustments      Pro Forma
                                                               ---------          -------------       -----------      ---------
ASSETS
Cash and cash equivalents                                   $ 74,039 16          $ 47,718 16         $    --         $ 121,757
Securities available for sale, at fair value                    602,767              382,703              --           985,470
Securities held to maturity (fair value-NBT Bancorp Inc.
  $75,808, BSB Bancorp, Inc. $13,208, and Pioneer
   American Holding Company Corp. $34,560)                      114,518               13,079              --           127,597
Loans                                                         1,540,798            1,745,959                         3,286,757
Less:   Allowance for loan losses                                20,688               31,705              --            52,393
-----------------------------------------------------------------------------------------------------------------------------------
   Net loans                                                  1,520,110            1,714,254              --         3,234,364
Premises and equipment, net                                      46,202               15,541              --            61,743
Other assets                                                     88,498               57,569           4,500           150,567
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                $ 2,446,134          $ 2,230,864         $ 4,500       $ 4,681,498
===================================================================================================================================




                                                                                        Pioneer American
                                                                         NBT                Holding             Pro Forma
                                                                    Bancorp Inc.         Company Corp.         Adjustments
                                                                    ------------         -------------         -----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
 Demand (noninterest bearing)                                         $ 210,579             $ 45,842              $ --
 Savings,NOW, and money market                                          490,328              110,880                --
 Time                                                                   822,842              143,152                --
-------------------------------------------------------------------------------------------------------------------------------
  Total deposits                                                      1,523,749              299,874                --
Borrowings                                                              327,238               79,489                --
Other liabilities                                                        15,587                4,272             5,100
Mandatorily redeemable preferred securities of subsidiary                                         --                --
-------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                   1,866,574              383,635             5,100
-------------------------------------------------------------------------------------------------------------------------------

                                                                  NBT
                                                            Pioneer American
                                                                Combined               BSB             Pro Forma       Combined
                                                               Pro Forma          Bancorp, Inc.       Adjustments      Pro Forma
                                                               ---------          -------------       -----------      ---------

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
 Demand (noninterest bearing)                                  $ 256,421              $ 139,639        $    --          396,060
 Savings,NOW, and money market                                   601,208                653,091             --        1,254,299
 Time                                                            965,994              1,106,548             --        2,072,542
---------------------------------------------------------------------------------------------------------------------------------
  Total deposits                                               1,823,623              1,899,278             --        3,722,901
Borrowings                                                       406,727                135,982             --          542,709
Other liabilities                                                 24,959                  8,588         16,500           50,047
Mandatorily redeemable preferred securities of subsidiary             --                 30,000             --           30,000
---------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                            2,255,309              2,073,848         16,500        4,345,657
---------------------------------------------------------------------------------------------------------------------------------



                                                                                        Pioneer American
                                                                         NBT                Holding             Pro Forma
                                                                    Bancorp Inc.         Company Corp.         Adjustments
                                                                    ------------         -------------         -----------
Stockholders' equity:
  Preferred stock                                                          --                 --                      --
  Common stock                                                            186              2,935                  (2,883)
  Additional paid-in-capital                                          167,047             11,962                   1,153
  Retained earnings                                                    24,225             22,355                  (3,800)
  Accumulated other comprehensive income (loss)                       (17,615)            (3,429)                     --
  Common stock in treasury, at cost                                   (11,311)            (1,730)                  1,730
------------------------------------------------------------------------------------------------------------------------------------
  Total stockholders' equity                                          162,532             32,093                  (3,800)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $ 2,029,106          $ 415,728                 $ 1,300
====================================================================================================================================

                                                                        NBT
                                                                  Pioneer American
                                                                      Combined               BSB             Pro Forma     Combined
                                                                     Pro Forma          Bancorp, Inc.       Adjustments    Pro Forma
                                                                     ---------          -------------       -----------    ---------
Stockholders' equity:
  Preferred stock                                                          --                 --              --                 --
  Common stock                                                            238                114              91                443
  Additional paid-in-capital                                          180,162             37,590         (13,548)           204,204
  Retained earnings                                                    42,780            143,481         (12,000)           174,261
  Accumulated other comprehensive income (loss)                       (21,044)           (10,712)             --            (31,756)
  Common stock in treasury, at cost                                   (11,311)           (13,457)         13,457            (11,311)
------------------------------------------------------------------------------------------------------------------------------------
  Total stockholders' equity                                          190,825            157,016         (12,000)           335,841
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $ 2,446,134        $ 2,230,864        $  4,500        $ 4,681,498
====================================================================================================================================

See accompanying notes to unaudited pro forma condensed combined financial statements


Unaudited Pro Forma Condensed Combined Statement of Income
For the Three Months Ended March 31, 2000

                                                                                            Pioneer
                                                                                           American                       NBT
                                                                                             Holding               Pioneer American
                                                                              NBT            Company    Pro Forma      Combined
                                                                          Bancorp Inc.         Corp.    Adjustments     Pro Forma
                                                                          ------------         -----    -----------     ---------
Interest and fee income:
 Loan                                                                         $27,189        $5,048     $       --        $32,237
 Securities                                                                     9,865         2,358             --         12,223
 Other                                                                            402             4             --            406
 --------------------------------------------------------------------------------------------------------------------------------
   Total interest and fee income:                                              37,456         7,410             --         44,866
 --------------------------------------------------------------------------------------------------------------------------------

Interest expense:
 Deposits                                                                      13,446         2,637             --         16,083
 Borrowings                                                                     4,400         1,135             --          5,535
 --------------------------------------------------------------------------------------------------------------------------------
  Total interest expense                                                       17,846         3,772             --         21,618
 --------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                                           19,610         3,638             --         23,248
 Provision for loan losses                                                      1,334           120             --          1,454
 --------------------------------------------------------------------------------------------------------------------------------
 Net interest income after provision for loan losses                           18,276         3,518             --         21,794
 --------------------------------------------------------------------------------------------------------------------------------

Noninterest income:
 Trust                                                                            860            --             --            860
 Service charges on deposit accounts                                            1,620           526             --          2,146
 Net security gains (losses)                                                       --            --             --             --
 Other                                                                          1,135           195             --          1,330
 --------------------------------------------------------------------------------------------------------------------------------
  Total noninterest income                                                      3,615           721             --          4,336
 --------------------------------------------------------------------------------------------------------------------------------


Noninterest expense:
  Salaries and employee benefits                                                7,081         1,322             --          8,403
  Office supplies and postage                                                     592           119             --            711
  Occupancy                                                                     1,232           269             --          1,501
  Equipment                                                                     1,137           225             --          1,362
  Professional fees and outside services                                          756           240             --            996
  Data processing and communications                                            1,132            96             --          1,228
  Amortization of intangible assets                                               312            10             --            322
  Merger and acquisition charges                                                1,122            --             --          1,122
  Other operating                                                               1,619           494             --          2,113
 --------------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                                   14,983         2,775             --         17,758
 --------------------------------------------------------------------------------------------------------------------------------
 Income before income taxes                                                     6,908         1,464             --          8,372
 Income taxes                                                                   2,667           425             --          3,092
 --------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------------------
   Net Income                                                                 $ 4,241        $1,039     $       --        $ 5,280
 ================================================================================================================================

Weighted Average Shares Outstanding
  Basic                                                                        18,028         2,864                        23,198
  Diluted                                                                      18,134         2,887                        23,345

Earnings Per Share
  Basic                                                                          0.24          0.36                          0.23
  Diluted                                                                        0.23          0.36                          0.23

                                                                                                                          NBT
                                                                                                                          BSB
                                                                                                                        Pioneer
                                                                                         BSB          Pro Forma         Combined
                                                                                     Bancorp, Inc.    Adjustments       Pro Forma
                                                                                     -------------    -----------       ---------
Interest and fee income:
 Loan                                                                                 $39,593           $       --        $71,830
 Securities                                                                             6,674                   --         18,897
 Other                                                                                     13                   --            419
------------------------------------------------------------------------------------------------------------------------------------
Total interest and fee income:                                                         46,280                   --         91,146
------------------------------------------------------------------------------------------------------------------------------------
Interest expense:
 Deposits                                                                              21,319                   --         37,402
 Borrowings                                                                             2,582                   --          8,117
------------------------------------------------------------------------------------------------------------------------------------
  Total interest expense                                                               23,901                   --         45,519
------------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                                                   22,379                   --         45,627
 Provision for loan losses                                                              4,608                   --          6,062
------------------------------------------------------------------------------------------------------------------------------------
 Net interest income after provision for loan losses                                   17,771                   --         39,565
------------------------------------------------------------------------------------------------------------------------------------
Noninterest income:
 Trust                                                                                    331                   --          1,191
 Service charges on deposit accounts                                                    1,213                   --          3,359
 Net security gains (losses)                                                               --                   --             --
 Other                                                                                  1,817                   --          3,147
 -----------------------------------------------------------------------------------------------------------------------------------
  Total noninterest income                                                              3,361                   --          7,697
 -----------------------------------------------------------------------------------------------------------------------------------


Noninterest expense:
  Salaries and employee benefits                                                        5,899                   --         14,302
  Office supplies and postage                                                             393                   --          1,104
  Occupancy                                                                               727                   --          2,228
  Equipment                                                                               442                   --          1,804
  Professional fees and outside services                                                1,479                   --          2,475
  Data processing and communications                                                      416                   --          1,644
  Amortization of intangible assets                                                        96                   --            418
  Merger and acquisition charges                                                           --                   --          1,122
  Other operating                                                                       2,261                   --          4,374
------------------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                                           11,713                   --         29,471
------------------------------------------------------------------------------------------------------------------------------------
 Income before income taxes                                                             9,419                   --         17,791
 Income taxes                                                                           3,671                   --          6,763
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Net Income                                                                         $ 5,748           $       --        $11,028
====================================================================================================================================
Weighted Average Shares Outstanding
  Basic                                                                                10,243                              43,684
  Diluted                                                                              10,337                              44,019

Earnings Per Share
  Basic                                                                                  0.56                                0.25
  Diluted                                                                                0.56                                0.25


See accompanying notes to unaudited pro forma condensed combined financial statements

Unaudited Pro Forma Condensed Combined Statement of Income
For the Three Months Ended March 31, 1999

                                                                                          Pioneer
                                                                                         American                             NBT
                                                                                          Holding                             BSB
                                                                               NBT        Company         Pro Forma        Combined
                                                                           Bancorp Inc.    Corp.          Adjustments      Pro Forma
                                                                           ------------    -----          -----------      ---------

Interest and fee income:
 Loan                                                                         $22,679        $4,812        $       --        $27,491
 Securities                                                                     8,465         2,291                --         10,756
 Other                                                                            458            82                --            540
 -----------------------------------------------------------------------------------------------------------------------------------
   Total interest and fee income:                                              31,602         7,185                --         38,787
 -----------------------------------------------------------------------------------------------------------------------------------

Interest expense:
 Deposits                                                                      11,006         2,729                --         13,735
 Borrowings                                                                     2,878           968                --          3,846
 -----------------------------------------------------------------------------------------------------------------------------------
  Total interest expense                                                       13,884         3,697                --         17,581
 -----------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                                           17,718         3,488                --         21,206
 Provision for loan losses                                                      1,120            75                --          1,195
 -----------------------------------------------------------------------------------------------------------------------------------
 Net interest income after provision for loan losses                           16,598         3,413                --         20,011
 -----------------------------------------------------------------------------------------------------------------------------------

Noninterest income:
 Trust                                                                            835            --                --            835
 Service charges on deposit accounts                                            1,408           517                --          1,925
 Net security gains (losses)                                                      668            --                --            668
 Other                                                                          1,365           126                --          1,491
 -----------------------------------------------------------------------------------------------------------------------------------
  Total noninterest income                                                      4,276           643                --          4,919
 -----------------------------------------------------------------------------------------------------------------------------------


Noninterest expense:
  Salaries and employee benefits                                                5,970         1,331                --          7,301
  Office supplies and postage                                                     637           145                --            782
  Occupancy                                                                     1,024           285                --          1,309
  Equipment                                                                       947           242                --          1,189
  Professional fees and outside services                                          697           183                --            880
  Data processing and communications                                              972           118                --          1,090
  Amortization of intangible assets                                               329            10                --            339
  Other operating                                                               1,240           559                --          1,799
 -----------------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                                   11,816         2,873                --         14,689
 -----------------------------------------------------------------------------------------------------------------------------------
 Income before income taxes                                                     9,058         1,183                --         10,241
 Income taxes                                                                   3,282           300                --          3,582
 -----------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------
   Net Income                                                                 $ 5,776        $  883        $       --        $ 6,659
 ===================================================================================================================================


Weighted Average Shares Outstanding
  Basic                                                                        17,860         2,921                           23,132
  Diluted                                                                      18,104         2,947                           23,423


Earnings Per Share
  Basic                                                                          0.32          0.30                             0.29
  Diluted                                                                        0.32          0.30                             0.28


                                                                                                                              NBT
                                                                                                                              BSB
                                                                                                                            Pioneer
                                                                                        BSB              Pro Forma         Combined
                                                                                   Bancorp, Inc.         Adjustments       Pro Forma
                                                                                   -------------         -----------       ---------
Interest and fee income:
 Loan                                                                               $ 35,463            $       --           $62,954
 Securities                                                                            6,838                    --            17,594
 Other                                                                                   204                    --               744
------------------------------------------------------------------------------------------------------------------------------------
   Total interest and fee income:                                                     42,505                    --            81,292
------------------------------------------------------------------------------------------------------------------------------------

Interest expense:
 Deposits                                                                             17,927                    --            31,662
 Borrowings                                                                            3,466                    --             7,312
------------------------------------------------------------------------------------------------------------------------------------
  Total interest expense                                                              21,393                    --            38,974
------------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                                                  21,112                    --            42,318
 Provision for loan losses                                                             3,461                    --             4,656
------------------------------------------------------------------------------------------------------------------------------------
 Net interest income after provision for loan losses                                  17,651                    --            37,662
------------------------------------------------------------------------------------------------------------------------------------

Noninterest income:
 Trust                                                                                   251                    --             1,086
 Service charges on deposit accounts                                                   1,000                    --             2,925
 Net security gains (losses)                                                            (401)                   --               267
 Other                                                                                 1,539                    --             3,030
------------------------------------------------------------------------------------------------------------------------------------
  Total noninterest income                                                             2,389                    --             7,308
------------------------------------------------------------------------------------------------------------------------------------


Noninterest expense:
  Salaries and employee benefits                                                       5,081                    --            12,382
  Office supplies and postage                                                            433                    --             1,215
  Occupancy                                                                              773                    --             2,082
  Equipment                                                                              427                    --             1,616
  Professional fees and outside services                                               1,331                    --             2,211
  Data processing and communications                                                     490                    --             1,580
  Amortization of intangible assets                                                       96                    --               435
  Other operating                                                                      2,533                    --             4,332
------------------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                                          11,164                    --            25,853
------------------------------------------------------------------------------------------------------------------------------------
 Income before income taxes                                                            8,876                    --            19,117
 Income taxes                                                                          3,340                    --             6,922
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Net Income                                                                       $  5,536            $       --           $12,195
====================================================================================================================================


Weighted Average Shares Outstanding
  Basic                                                                               10,071                                  43,274
  Diluted                                                                             10,341                                  44,105


Earnings Per Share
  Basic                                                                                 0.55                                    0.28
  Diluted                                                                               0.54                                    0.28

See accompanying notes to unaudited pro forma condensed combined financial statements


Unaudited Pro Forma Condensed Combined Statement of Income
For the Year Ended December 31, 1999

                                                                                        Pioneer
                                                                                        American                         NBT
                                                                                        Holding                   Pioneer American
                                                                            NBT          Company     Pro Forma        Combined
                                                                        Bancorp Inc.       Corp.     Adjustments      Pro Forma
                                                                        ------------       -----     -----------      ---------
Interest and fee income:
 Loans                                                                     $ 96,235        $19,661   $       --        $115,896
 Securities                                                                  38,166          9,491           --          47,657
 Other                                                                          988            237           --           1,225
-------------------------------------------------------------------------------------------------------------------------------
   Total interest and fee income:                                           135,389         29,389           --         164,778
-------------------------------------------------------------------------------------------------------------------------------

Interest expense:
 Deposits                                                                    46,067         10,519           --          56,586
 Borrowings                                                                  14,515          4,379           --          18,894
-------------------------------------------------------------------------------------------------------------------------------
  Total interest expense                                                     60,582         14,898           --          75,480
-------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                                         74,807         14,491           --          89,298
 Provision for loan losses                                                    5,070            370           --           5,440
-------------------------------------------------------------------------------------------------------------------------------
 Net interest income after provision for loan losses                         69,737         14,121           --          83,858
-------------------------------------------------------------------------------------------------------------------------------

Noninterest income:
 Trust                                                                        3,305             --           --           3,305
 Service charges on deposit accounts                                          6,303          1,635           --           7,938
 Net security gains (losses)                                                  1,716             88           --           1,804
 Other                                                                        5,097          1,108           --           6,205
-------------------------------------------------------------------------------------------------------------------------------
  Total noninterest income                                                   16,421          2,831           --          19,252
-------------------------------------------------------------------------------------------------------------------------------


Noninterest expense:
  Salaries and employee benefits                                             25,213          5,291           --          30,504
  Office supplies and postage                                                 2,436            534           --           2,970
  Occupancy                                                                   4,317          1,062           --           5,379
  Equipment                                                                   4,230            990           --           5,220
  Professional fees and outside services                                      3,325          1,005           --           4,330
  Data processing and communications                                          4,091            437           --           4,528
  Amortization of intangible assets                                           1,278             39           --           1,317
  Merger and acquisition charges                                                798             --           --             798
  Other operating                                                             5,812          2,024           --           7,836
-------------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                                 51,500         11,382           --          62,882
-------------------------------------------------------------------------------------------------------------------------------
 Income before income taxes                                                  34,658          5,570           --          40,228
 Income taxes                                                                12,483          1,488           --          13,971
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   Net Income                                                              $ 22,175        $ 4,082   $       --        $ 26,257
===============================================================================================================================


Weighted Average Shares Outstanding
  Basic                                                                      17,851          2,902                       23,089
  Diluted                                                                    18,095          2,929                       23,382


Earnings Per Share
  Basic                                                                        1.24           1.41                         1.14
  Diluted                                                                      1.23           1.39                         1.12


                                                                                                                            NBT
                                                                                                                            BSB
                                                                                                                          Pioneer
                                                                                         BSB           Pro Forma          Combined
                                                                                       Bancorp, Inc.     Adjustments     Pro Forma
                                                                                       -------------     -----------     ---------
Interest and fee income:
 Loans                                                                              $ 151,001           $       --          $266,897
 Securities                                                                            25,038                   --            72,695
 Other                                                                                    682                   --             1,907
------------------------------------------------------------------------------------------------------------------------------------
   Total interest and fee income:                                                     176,721                   --           341,499
------------------------------------------------------------------------------------------------------------------------------------

Interest expense:
 Deposits                                                                              75,542                   --           132,128
 Borrowings                                                                            14,034                   --            32,928
------------------------------------------------------------------------------------------------------------------------------------
  Total interest expense                                                               89,576                   --           165,056
------------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                                                   87,145                   --           176,443
 Provision for loan losses                                                             19,137                   --            24,577
------------------------------------------------------------------------------------------------------------------------------------
 Net interest income after provision for loan losses                                   68,008                   --           151,866
------------------------------------------------------------------------------------------------------------------------------------

Noninterest income:
 Trust                                                                                  1,104                   --             4,409
 Service charges on deposit accounts                                                    4,382                   --            12,320
 Net security gains (losses)                                                             (231)                  --             1,573
 Other                                                                                  7,116                   --            13,321
------------------------------------------------------------------------------------------------------------------------------------
  Total noninterest income                                                             12,371                   --            31,623
------------------------------------------------------------------------------------------------------------------------------------


Noninterest expense:
  Salaries and employee benefits                                                       20,386                   --            50,890
  Office supplies and postage                                                           1,684                   --             4,654
  Occupancy                                                                             2,874                   --             8,253
  Equipment                                                                             1,733                   --             6,953
  Professional fees and outside services                                                6,001                   --            10,331
  Data processing and communications                                                    1,930                   --             6,458
  Amortization of intangible assets                                                       386                   --             1,703
  Merger and acquisition charges                                                        5,408                   --             6,206
  Other operating                                                                      10,261                   --            18,097
------------------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                                           50,663                   --           113,545
------------------------------------------------------------------------------------------------------------------------------------
 Income before income taxes                                                            29,716                   --            69,944
 Income taxes                                                                          11,491                   --            25,462
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Net Income                                                                       $  18,225           $       --          $ 44,482
====================================================================================================================================


Weighted Average Shares Outstanding
  Basic                                                                                10,138                                 43,365
  Diluted                                                                              10,312                                 44,006


Earnings Per Share
  Basic                                                                                  1.80                                   1.03
  Diluted                                                                                1.77                                   1.01

See accompanying notes to unaudited pro forma condensed combined financial statements

Unaudited Pro Forma Condensed Combined Statement of Income
For the Year Ended December 31, 1998

                                                                                  Pioneer
                                                                                  American                                NBT
                                                                                  Holding                          Pioneer American
                                                                 NBT              Company           Pro Forma           Combined
                                                            Bancorp Inc.           Corp.           Adjustments         Pro Forma
Interest and fee income:
 Loans                                                        $ 89,399             $ 19,093             $ -             $ 108,492
 Securities                                                     40,370                8,729               -                49,099
 Other                                                             531                  480               -                 1,011
-----------------------------------------------------------------------------------------------------------------------------------
   Total interest and fee income:                              130,300               28,302               -               158,602
-----------------------------------------------------------------------------------------------------------------------------------

Interest expense:
 Deposits                                                       48,058               10,840               -                58,898
 Borrowings                                                     12,359                3,479               -                15,838
-----------------------------------------------------------------------------------------------------------------------------------
  Total interest expense                                        60,417               14,319               -                74,736
-----------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                            69,883               13,983               -                83,866
 Provision for loan losses                                       5,729                  420               -                 6,149
-----------------------------------------------------------------------------------------------------------------------------------
 Net interest income after provision for loan losses            64,154               13,563               -                77,717
-----------------------------------------------------------------------------------------------------------------------------------

Noninterest income:
 Trust                                                           3,115                    -               -                 3,115
 Service charges on deposit accounts                             5,325                1,404               -                 6,729
 Net security gains (losses)                                     1,056                  511               -                 1,567
 Other                                                           5,417                1,046               -                 6,463
-----------------------------------------------------------------------------------------------------------------------------------
  Total noninterest income                                      14,913                2,961               -                17,874
-----------------------------------------------------------------------------------------------------------------------------------


Noninterest expense:
  Salaries and employee benefits                                24,215                5,071               -                29,286
  Office supplies and postage                                    2,523                  506               -                 3,029
  Occupancy                                                      4,132                1,027               -                 5,159
  Equipment                                                      3,599                  773               -                 4,372
  Professional fees and outside services                         3,375                1,027               -                 4,402
  Data processing and communications                             3,796                  483               -                 4,279
  Amortization of intangible assets                              1,275                   39               -                 1,314
  Other operating                                                7,665                2,041               -                 9,706
-----------------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                    50,580               10,967               -                61,547
-----------------------------------------------------------------------------------------------------------------------------------
 Income before income taxes                                     28,487                5,557               -                34,044
 Income taxes                                                    5,614                1,535               -                 7,149
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Net Income                                                 $ 22,873              $ 4,022             $ -              $ 26,895
===================================================================================================================================

Weighted Average Shares Outstanding
  Basic                                                         17,976                2,894                                23,200
  Diluted                                                       18,361                2,953                                23,691

Earnings Per Share
  Basic                                                           1.27                 1.39                                  1.16
  Diluted                                                         1.25                 1.36                                  1.14


                                                                                                          NBT
                                                                                                          BSB
                                                                                                        Pioneer
                                                                        BSB          Pro Forma         Combined
                                                                   Bancorp, Inc.    Adjustments        Pro Forma
Interest and fee income:
 Loans                                                             $ 139,374              $ -         $ 247,866
 Securities                                                           25,926                -            75,025
 Other                                                                   866                -             1,877
----------------------------------------------------------------------------------------------------------------
   Total interest and fee income:                                    166,166                -           324,768
----------------------------------------------------------------------------------------------------------------

Interest expense:
 Deposits                                                             72,387                -           131,285
 Borrowings                                                           12,399                -            28,237
----------------------------------------------------------------------------------------------------------------
  Total interest expense                                              84,786                -           159,522
----------------------------------------------------------------------------------------------------------------
 Net interest income                                                  81,380                -           165,246
 Provision for loan losses                                            12,931                -            19,080
----------------------------------------------------------------------------------------------------------------
 Net interest income after provision for loan losses                  68,449                -           146,166
----------------------------------------------------------------------------------------------------------------

Noninterest income:
 Trust                                                                   994                -             4,109
 Service charges on deposit accounts                                   3,714                -            10,443
 Net security gains (losses)                                            (851)               -               716
 Other                                                                 4,738                -            11,201
----------------------------------------------------------------------------------------------------------------
  Total noninterest income                                             8,595                -            26,469
----------------------------------------------------------------------------------------------------------------


Noninterest expense:
  Salaries and employee benefits                                      19,528                -            48,814
  Office supplies and postage                                          1,998                -             5,027
  Occupancy                                                            2,911                -             8,070
  Equipment                                                            1,466                -             5,838
  Professional fees and outside services                               4,086                -             8,488
  Data processing and communications                                   2,027                -             6,306
  Amortization of intangible assets                                      386                -             1,700
  Other operating                                                      9,581                -            19,287
----------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                          41,983                -           103,530
----------------------------------------------------------------------------------------------------------------
 Income before income taxes                                           35,061                -            69,105
 Income taxes                                                         13,542                -            20,691
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
   Net Income                                                       $ 21,519              $ -          $ 48,414
================================================================================================================

Weighted Average Shares Outstanding
  Basic                                                               10,006                             43,212
  Diluted                                                             10,365                             44,421

Earnings Per Share
  Basic                                                                 2.15                               1.12
  Diluted                                                               2.08                               1.09

See accompanying notes to unaudited pro forma condensed combined financial statements

Unaudited Pro Forma Condensed Combined Statement of Income
For the Year Ended December 31, 1997


                                                                                  Pioneer                                 NBT
                                                                                  American                         Pioneer American
                                                                 NBT              Holding           Pro Forma           Combined
                                                            Bancorp Inc.       Company Corp.       Adjustments         Pro Forma
Interest and fee income:
 Loans                                                       $ 81,688             $ 18,101             $ -              $ 99,789
 Securities                                                    38,536                8,086               -                46,622
 Other                                                            607                  320               -                   927
-----------------------------------------------------------------------------------------------------------------------------------
   Total interest and fee income:                             120,831               26,507               -               147,338
-----------------------------------------------------------------------------------------------------------------------------------

Interest expense:
 Deposits                                                      45,629               11,337               -                56,966
 Borrowings                                                    10,418                1,508               -                11,926
-----------------------------------------------------------------------------------------------------------------------------------
  Total interest expense                                       56,047               12,845               -                68,892
-----------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                           64,784               13,662               -                78,446
 Provision for loan losses                                      4,285                  535               -                 4,820
-----------------------------------------------------------------------------------------------------------------------------------
 Net interest income after provision for loan losses           60,499               13,127               -                73,626
-----------------------------------------------------------------------------------------------------------------------------------

Noninterest income:
 Trust                                                          2,675                    -               -                 2,675
 Service charges on deposit accounts                            4,942                1,397               -                 6,339
 Net security gains (losses)                                     (123)                 157               -                    34
 Other                                                          3,973                  907               -                 4,880
-----------------------------------------------------------------------------------------------------------------------------------
  Total noninterest income                                     11,467                2,461               -                13,928
-----------------------------------------------------------------------------------------------------------------------------------


Noninterest expense:
  Salaries and employee benefits                               22,111                5,040               -                27,151
  Office supplies and postage                                   2,250                  507               -                 2,757
  Occupancy                                                     3,754                1,026               -                 4,780
  Equipment                                                     2,632                  685               -                 3,317
  Professional fees and outside services                        2,485                  900               -                 3,385
  Data processing and communications                            2,966                  456               -                 3,422
  Amortization of intangible assets                             1,505                   39               -                 1,544
  Other operating                                               6,677                1,427               -                 8,104
-----------------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                   44,380               10,080               -                54,460
-----------------------------------------------------------------------------------------------------------------------------------
 Income before income taxes                                    27,586                5,508               -                33,094
 Income taxes                                                   9,406                1,500               -                10,906
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Net Income                                                $ 18,180              $ 4,008             $ -              $ 22,188
===================================================================================================================================

Weighted Average Shares Outstanding
  Basic                                                        17,095                2,850                                22,239
  Diluted                                                      17,393                2,939                                22,698

Earnings Per Share
  Basic                                                          1.06                 1.41                                  1.00
  Diluted                                                        1.05                 1.36                                  0.98


                                                                                                          NBT
                                                                                                          BSB
                                                                                                        Pioneer
                                                                        BSB           Pro Forma         Combined
                                                                   Bancorp, Inc.     Adjustments       Pro Forma
Interest and fee income:
 Loans                                                             $ 120,750             $ -          $ 220,539
 Securities                                                           20,398               -             67,020
 Other                                                                   200               -              1,127
----------------------------------------------------------------------------------------------------------------
   Total interest and fee income:                                    141,348               -            288,686
----------------------------------------------------------------------------------------------------------------

Interest expense:
 Deposits                                                             60,180               -            117,146
 Borrowings                                                           11,272               -             23,198
----------------------------------------------------------------------------------------------------------------
  Total interest expense                                              71,452               -            140,344
----------------------------------------------------------------------------------------------------------------
 Net interest income                                                  69,896               -            148,342
 Provision for loan losses                                            10,814               -             15,634
----------------------------------------------------------------------------------------------------------------
 Net interest income after provision for loan losses                  59,082               -            132,708
----------------------------------------------------------------------------------------------------------------

Noninterest income:
 Trust                                                                   709               -              3,384
 Service charges on deposit accounts                                   3,297               -              9,636
 Net security gains (losses)                                             380               -                414
 Other                                                                 3,762               -              8,642
----------------------------------------------------------------------------------------------------------------
  Total noninterest income                                             8,148               -             22,076
----------------------------------------------------------------------------------------------------------------


Noninterest expense:
  Salaries and employee benefits                                      17,121               -             44,272
  Office supplies and postage                                          1,886               -              4,643
  Occupancy                                                            2,547               -              7,327
  Equipment                                                            1,378               -              4,695
  Professional fees and outside services                               2,716               -              6,101
  Data processing and communications                                   1,358               -              4,780
  Amortization of intangible assets                                      386               -              1,930
  Other operating                                                      9,548               -             17,652
----------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                          36,940               -             91,400
----------------------------------------------------------------------------------------------------------------
 Income before income taxes                                           30,290               -             63,384
 Income taxes                                                         11,641               -             22,547
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
   Net Income                                                       $ 18,649             $ -           $ 40,837
================================================================================================================

Weighted Average Shares Outstanding
  Basic                                                                9,905                             42,049
  Diluted                                                             10,258                             43,214

Earnings Per Share
  Basic                                                                 1.88                               0.97
  Diluted                                                               1.82                               0.94



See accompanying notes to unaudited pro forma condensed combined financial statements

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1) Pro forma earnings per share have been calculated on the applicable weighted average number of shares of NBT plus the additional shares of NBT assumed to be issued in the mergers in exchange for the weighted average outstanding shares of Pioneer American and BSB for each applicable period based on the exchange ratios of 1.805 and 2.0, respectively.


(2) Pro forma entry to retire treasury stock held by Pioneer American (approximately 71,060 shares having a par value of $1.00 per share):

     Common Stock                                                                               71,060
     Paid in Capital                                                                         1,658,739
         Treasury Stock                                                                      1,729,799

     Pro forma entry to issue 1.805 shares of NBT common stock in exchange for each share of Pioneer American common stock. The par value of NBT common stock to be issued is determined as follows:

     NBT common stock issued at March 31, 2000                                              18,623,435

     NBT common stock issued in exchange for Pioneer American common stock after retirement of Pioneer American treasury stock (2,864,307 shares of Pioneer
     American common stock times conversion ratio of 1.805)                                  5,170,074
                                                                                           -----------

     Combined pro forma total shares of common stock issued                                 23,793,509

     Par value per share of common stock                                                   $       .01
                                                                                           -----------

     Combined pro forma total par value                                                    $   237,935
                                                                                           ===========


     Actual par value of common stock at March 31, 2000:

     NBT/BSB combined pro forma (note 1)                                                   $   186,234
     Pioneer American (after retirement of treasury shares)                                  2,864,307
                                                                                           -----------

     Total                                                                                 $ 3,050,541
                                                                                           ===========

     Required decrease in par value                                                        $ 2,812,606
                                                                                           ===========


     Entry to conform par value of common stock:

     Common stock                                                                            2,812,606
         Paid in Capital                                                                     2,812,606

     Summary of pro forma entries above:

     Common Stock                                                                            2,883,666
         Paid in Capital                                                                     1,153,867
         Treasury Stock                                                                      1,729,799

(3) Pro forma entry to retire treasury stock held by BSB (approximately 1,174,216 shares having a par value of $.01 per share):

     Common Stock                                                                                11,742
     Paid in Capital                                                                         13,445,258
         Treasury Stock                                                                      13,457,000


     BSB common stock issued at March 31, 2000                                               11,430,761
     Less treasury stock retired above                                                       (1,174,216)
                                                                                            -----------

     BSB common stock issued and outstanding at March 31, 2000                               10,256,545
                                                                                            ===========


     Pro forma entry to issue 2.0 shares of NBT common stock in exchange for each share of BSB common stock:


     Combined NBT/Pioneer American pro forma common stock issued at March 31, 2000
     (note 2)                                                                               23,793,509

     NBT common stock  issued in exchange for BSB common stock after  retirement of BSB's  treasury  stock  (10,256,545  shares of BSB  common  stock  times
     conversion ratio of 2.0)                                                               20,513,090
                                                                                            ----------

     Combined pro forma total shares of common stock issued                                 44,306,599

     Par value per share of NBT common stock                                               $       .01
                                                                                           -----------

     Combined NBT/BSB pro forma total par value                                            $   443,066
                                                                                           ===========


     Actual par value of common stock at March 31, 2000:

     NBT/Pioneer American pro forma (note 2)                                               $   237,935
     BSB (after retirement of treasury shares)                                                 102,566
                                                                                           -----------

     Total                                                                                 $   340,501
                                                                                           ===========

     Required increase in par value                                                        $   102,565
                                                                                           ===========


     Entry to conform par value of common stock:

     Paid in Capital                                                                           102,565
         Common stock                                                                          102,565


     Summary of pro forma entries above:

     Paid in Capital                                                                        13,547,823
         Common Stock                                                                           90,823
         Treasury Stock                                                                     13,457,000

(4) Authorized, issued and outstanding share information is as follows at March 31, 2000:

------------------------------------------------------------------------------------------------------------------------------
                                       NBT             Pioneer         NBT/Pioneer         BSB                NBT/Pioneer
                                                       American        American Pro forma                     American/BSB Pro
                                                                                                              forma
------------------------------------------------------------------------------------------------------------------------------
PREFERRED
------------------------------------------------------------------------------------------------------------------------------
Authorized                            2,500,000            -              2,500,000          2,500,000              2,500,000
------------------------------------------------------------------------------------------------------------------------------
Issued and Outstanding                     -               -                 -                   -                    -
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
COMMON
------------------------------------------------------------------------------------------------------------------------------
Par value                                 $0.01           $1.00               $0.01               $.01                  $0.01
------------------------------------------------------------------------------------------------------------------------------
Authorized                           30,000,000      30,000,000          30,000,000         30,000,000            100,000,000
------------------------------------------------------------------------------------------------------------------------------
Issued                               18,623,435       2,935,367          23,793,509         11,430,761             44,306,599
------------------------------------------------------------------------------------------------------------------------------
Outstanding                          18,100,868       2,864,307          23,270,942         10,256,545             43,784,032
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------


(5) The unaudited pro forma condensed combined balance sheet at March 31, 2000, reflects anticipated non-recurring merger and integration costs for both the Pioneer American and BSB mergers. Costs related to the Pioneer American merger are estimated to be in the range of $4.6 million to $5.6 million ($3.3 million to $4.3 million after taxes). Costs related to the BSB merger are estimated to be in the range of $16.0 million to $17.0 million ($11.5 million to $12.5 million after taxes). These estimates include primarily investment banking, legal, accounting, printing, data processing and system integration costs, and employee and contract termination costs. Anticipated merger and integration cost estimates are not included in the unaudited pro forma condensed combined statements of income for any of the periods presented.

     The pro forma statements do not reflect potential expense reductions or revenue enhancements expected to be realized subsequent to consummation of the mergers.

     The unaudited pro forma condensed combined balance sheet at March 31, 2000 only reflects merger and integration costs related to the Lake Ariel merger that were incurred through March 31, 2000. It is anticipated that there will be an additional $5.0 million of merger and integration costs incurred in the future in connection with the Lake Ariel merger. These additional costs are not recognized in the unaudited pro forma condensed combined balance sheet at March 31, 2000.

     The entries to record the anticipated merger and integration costs on the unaudited pro forma condensed combined balance sheet are as follows:

    BSB
    Current tax receivable                                                                   4,500,000
    Retained earnings                                                                       12,000,000
        Other liabilities                                                                   16,500,000


    Pioneer American
    Current tax receivable                                                                   1,300,000
    Retained earnings                                                                        3,800,000
        Other liabilities                                                                    5,100,000

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NBT BANCORP INC.


                                           By:  /s/ Daryl R. Forsythe
                                              --------------------------
                                              Name:  Daryl R. Forsythe
                                              Title: President and Chief
                                                      Executive Officer

Date:  July 24, 2000

                                  EXHIBIT INDEX

23.1              Consent of KPMG LLP

23.2              Consent of PricewaterhouseCoopers LLP